Exhibit 21.1

SUBSIDIARY LIST (BY JURISDICTION)

California

San Francisco Bay Partners II, Ltd.

Connecticut

Smithtown Galleria Associates Limited Partnership
Town Close Associates Limited Partnership

Delaware

650 North Sherman, LLC
1865 Broadway For-Sale, LLC
1865 Broadway Retail, LLC
4100 Massachusetts Avenue Solar, LLC
Acton Solar Avalon, LLC
Alameda Financing, L.P.
Alexander City Park, LLC
Archstone Communities LLC
Archstone DC Master Holdings LLC
Archstone DC One Holdings LLC
Archstone Del Mar Station LLC
Archstone East 39th Street (Nominee) GP LLC
Archstone East 39th Street (Nominee) LP
Archstone East 39th Street Holdings GP LLC
Archstone East 39th Street Holdings LP
Archstone East 39th Street Land LLC
Archstone East 39th Street Principal GP LLC
Archstone East 39th Street Principal LP
Archstone Grosvenor Tower GP LLC
Archstone Grosvenor Tower LP
Archstone Grosvenor Tower REIT GP LLC
Archstone Grosvenor Tower REIT LP
Archstone HoldCO CM LLC
Archstone Huntington Beach College Park LLC
Archstone Huntington Beach Member LLC
Archstone Legacy Place GP LLC
Archstone Legacy Place LP
Archstone Legacy Place REIT GP LLC
Archstone Legacy Place REIT LP
Archstone Lincoln Towers LLC
Archstone Master Property Holdings LLC
Archstone Multifamily Partners AC Asset Manager LLC
Archstone Multifamily Partners AC CM LLC
Archstone Multifamily Partners AC Funding GP LLC

Archstone Multifamily Partners AC Funding LP
Archstone Multifamily Partners AC GP LLC
Archstone Multifamily Partners AC Investor I LLC
Archstone Multifamily Partners AC Investor II LLC
Archstone Multifamily Partners AC JV Asset Manager LLC
Archstone Multifamily Partners AC LP
Archstone Multifamily Series II LLC
Archstone Multifamily Series III LLC
Archstone Multifamily Series IV LLC
Archstone North Capitol Hill 2 GP LLC
Archstone North Capitol Hill 2 LP
Archstone North Capitol Hill GP LLC
Archstone North Capitol Hill LP
Archstone Northcreek LLC
Archstone Oak Creek I LLC
Archstone Oak Creek II LLC
Archstone Oakwood Toluca Hills LLC
Archstone Old Town Pasadena LLC
Archstone Parallel Residual JV 2, LLC
Archstone Parallel Residual JV, LLC
Archstone Parkland Gardens LLC
Archstone Property Holdings GP LLC
Archstone Property Holdings LLC
Archstone Redmond Campus LLC
Archstone Residual JV, LLC
Archstone San Bruno III LLC
Archstone San Bruno III-B LLC
Archstone San Mateo Holdings LP
Archstone Smith Corporate Holdings LLC
Archstone Studio 4041 GP LLC
Archstone Studio 4041 LP
Archstone Studio 4041 REIT GP LLC
Archstone Studio 4041 REIT LP
Archstone Texas Land Holdings LLC
Archstone Thousand Oaks LLC
Archstone Trademark JV, LLC
Archstone Tysons Corner LLC
Archstone Westbury (Nominee) GP LLC
Archstone Westbury (Nominee) LP
Archstone Westbury GP LLC
Archstone Westbury Holdings GP LLC
Archstone Westbury Holdings LP
Archstone Westbury LP
Archstone Westbury Principal GP LLC
Archstone Westbury Principal LP
Archstone-Smith Unitholder Services LLC

Aria at Laurel Hill, LLC
Arlington Square Financing, LLC
ASN 50th Street LLC
ASN Bear Hill LLC
ASN Calabasas I LLC
ASN Calabasas II LLC
ASN La Jolla Colony LLC
ASN Lake Mendota Investments LLC
ASN Long Beach LLC
ASN Los Feliz LLC
ASN Meadows at Russett I LLC
ASN Meadows at Russett II LLC
ASN Monument Park LLC
ASN Mountain View LLC
ASN Pasadena LLC
ASN Redmond Lakeview LLC
ASN Redmond Park LLC
ASN San Jose LLC
ASN Tanforan Crossing I LLC
ASN Tanforan Crossing II LLC
ASN Thousand Oaks Plaza LLC
ASN Walnut Ridge LLC
ASN Woodland Hills East LLC
AVA Arts District CM, LLC
AVA Arts District Developer, LLC
AVA Arts District GP, LLC
AVA Arts District TRS, LLC
AVA Arts District, L.P.
AVA Brewers Hill, LLC
AVA Burbank Solar, LLC
AVA Capitol Hill, LLC
AVA Hyattsville Crossing, LLC
AVA Lawrence Street, LLC
AVA Ninth, L.P.
AVA Pacific Beach Solar, LLC
AVA Pasadena Solar, LLC
AVA SC I Solar, LLC
AVA SC II Solar, LLC
AVA Toluca Hills Solar, LLC
Avalon 210 Wall, LLC
Avalon 55 Ninth, LLC
Avalon 645 North Grant, LLC
Avalon 657 North Grant, LLC
Avalon 850 Boca, LLC
Avalon Addison, L.P.
Avalon Addison GP, LLC

Avalon Alameda Solar, LLC
Avalon Alderwood CM, LLC
Avalon Alderwood MF, LLC
Avalon Alderwood MF Member, LLC
Avalon Alderwood Phase I, LLC
Avalon Alderwood PM, LLC
Avalon Alexander, LLC
Avalon Aliso Viejo Commons GP, LLC
Avalon Aliso Viejo Commons, L.P.
Avalon Amityville, LLC
Avalon Amityville II, LLC
Avalon Arboretum, L.P.
Avalon Arundel Crossing, LLC
Avalon at 318 I Street, LLC
Avalon at 318 I Street Solar, LLC
Avalon at Ballston, LLC
Avalon at Florham Park, LLC
Avalon at Mission Bay III, L.P.
Avalon at Pacific Bay, L.P.
Avalon at Providence Park, LLC
Avalon Baker Ranch, L.P.
Avalon Ballard, LLC
Avalon Beacon Square, LLC
Avalon Belltown, LLC
Avalon Bloomfield Station Solar, LLC
Avalon Bloomingdale Solar, LLC
Avalon Bonterra, LLC
Avalon Boonton Solar, LLC
Avalon Bothell Commons, LLC
Avalon Brea Place, LLC
Avalon Brea Place Member, LLC
Avalon Brea Place (Phase I), LLC
Avalon Brea Place (Phase II), LLC
Avalon Burbank Solar, LLC
Avalon Burlington, LLC
Avalon Campbell Solar, LLC
Avalon Cerritos, L.P.
Avalon Chino Hills, L.P.
Avalon Columbia Pike, LLC
Avalon Columbus Circle, LLC
Avalon Columbus Circle Retail, LLC
Avalon Denver West, LLC
Avalon Doral, LLC
Avalon DownREIT V, L.P.
Avalon Dublin Station II, L.P.
Avalon East Harbor, LLC

Avalon Element, LLC
Avalon Encino, L.P.
Avalon Exeter, LLC
Avalon Fair Lakes, LLC
Avalon Fairfax City, LLC
Avalon Flatirons, LLC
Avalon Florham Solar, LLC
Avalon Foundry Row, LLC
Avalon Framingham, LLC
Avalon Ft. Lauderdale, LLC
Avalon Glendora, L.P.
Avalon Gold, LLC
Avalon Great Neck, LLC
Avalon Green II, LLC
Avalon Grosvenor, L.P.
Avalon Hackensack, LLC
Avalon Hawk, L.P.
Avalon Hawk GP, LLC
Avalon Highland Creek GP, LLC
Avalon Highland Creek, L.P.
Avalon Hoboken, LLC
Avalon Hoboken TRS, LLC
Avalon Hoboken JV, LLC
Avalon Hollywood, L.P.
Avalon Hollywood GP, LLC
Avalon Hub South End, L.P.
Avalon Hub South End GP, LLC
Avalon Hunt Valley, LLC
Avalon HVTC, LLC
Avalon Ironwood at Red Rocks, LLC
Avalon Irvine III, L.P.
Avalon Irvine, L.P.
Avalon La Jolla Solar, LLC
Avalon La Mesa Solar, LLC
Avalon Lake Norman GP, LLC
Avalon Lake Norman, L.P.
Avalon Lakeside, L.P.
Avalon Lakeside, LLC
Avalon Laurel, LLC
Avalon Maplewood Solar, LLC
Avalon Marlborough, LLC
Avalon Merrick Park, LLC
Avalon Merrick Park Member, LLC
Avalon Milazzo, L.P.
Avalon Miramar, LLC
Avalon Miramar Park Place I, LLC

Avalon Miramar Park Place II, LLC
Avalon Mission Oaks, L.P.
Avalon Monrovia, LLC
Avalon Morningside Fee, LLC
Avalon Morrison Park, L.P.
Avalon Mosaic II, LLC
Avalon Mosaic, LLC
Avalon Nashua, LLC
Avalon Natick Solar, LLC
Avalon New Canaan, LLC
Avalon Newport, L.P.
Avalon Norden Place, LLC
Avalon North Creek, LLC
Avalon Oak Road, L.P.
Avalon Oak Road GP, LLC
Avalon Ocean Avenue, L.P.
Avalon Old Bridge, LLC
Avalon Old Bridge Solar, LLC
Avalon Ossining, LLC
Avalon Overlake, LLC
Avalon Overlake Phase II, LLC
Avalon Park Crest, LLC
Avalon Piscataway, LLC
Avalon Piscataway Solar, LLC
Avalon Pleasanton, L.P.
Avalon Pleasanton GP, LLC
Avalon PM Solar, LLC
Avalon Portico at Silver Spring Metro, LLC
Avalon Potomac Yard, LLC
Avalon Princeton, LLC
Avalon Princeton Solar, LLC
Avalon Public Market, L.P.
Avalon Public Market Parcel C, LLC
Avalon Queen Anne, LLC
Avalon Rancho Vallecitos, L.P.
Avalon Ridge at Wheatlands, LLC
Avalon Riverview I, LLC
Avalon Riverview North, LLC
Avalon Rockwell & Lanes, LLC
Avalon Roseland, LLC
Avalon Roseland Solar, LLC
Avalon Rutherford, L.P.
Avalon Rutherford GP, LLC
Avalon San Dimas, L.P.
Avalon SC Solar, LLC
Avalon Shipyard, LLC

Avalon Somers, LLC
Avalon Somerville Station Solar, LLC
Avalon Somerville Station Urban Renewal, LLC
Avalon SoMi, LLC
Avalon SoMi Investor, LLC
Avalon Stuart, LLC
Avalon Studio 77, L.P.
Avalon Teaneck, LLC
Avalon Three30Five, L.P.
Avalon Three30Five GP, LLC
Avalon Toscana, LLC
Avalon Towers Bellevue, LLC
Avalon Towson, LLC
Avalon Union City, L.P.
Avalon Union Solar, LLC
Avalon Upper Falls Limited Partnership
Avalon Upper Falls, LLC
Avalon Villa Bonita, L.P.
Avalon Villa San Dimas, L.P.
Avalon Vista, L.P.
Avalon Vista Solar, LLC
Avalon Walnut Creek II, L.P.
Avalon Walnut Creek II GP, LLC
Avalon Watch, LLC
Avalon West Dublin, L.P.
Avalon West Dublin GP, LLC
Avalon West Dublin QRS, LLC
Avalon West Hollywood, L.P.
Avalon West Long Branch, LLC
Avalon West Windsor, LLC
Avalon West Windsor Venture, LLC
Avalon Westminster Promenade, LLC
Avalon Wharton Solar, LLC
Avalon White Plains II, LLC
Avalon Willoughby West, LLC
Avalon Wilshire, L.P.
Avalon Woodland Hills, L.P.
Avalon WP I, LLC
Avalon WP II, LLC
Avalon WP III, LLC
Avalon WP IV, LLC
Avalon WP V, LLC
Avalon WP VI, LLC
Avalon Yonkers ATI Site, LLC
Avalon Yonkers Sun Sites, LLC
AvalonBay BT Investor, LLC

AvalonBay Trade Zone Village, LLC
AVB-Griffin JV, LLC
AVB 1865 Broadway, LLC
AVB 1865 Developer, LLC
AVB Albemarle, LLC
AVB Albemarle Solar, LLC
AVB Balboa, LLC
AVB BG Investment, LLC
AVB Bloomfield Station Urban Renewal, LLC
AVB Boonton Bondholder, LLC
AVB Bowery II, LLC
AVB Brandywine Member, LLC
AVB Cerritos, LLC
AVB Consulate, LLC
AVB Del Rey, L.P.
AVB EIP Investor, LLC
AVB Gallery Place Solar, LLC
AVB Glover Park, LLC
AVB Harbor Isle, LLC
AVB Harrison, LLC
AVB Investor, LLC
AVB La Mesa GP LLC
AVB La Mesa II GP LLC
AVB La Mesa II LP
AVB La Mesa LP
AVB Legacy DownREIT, LLC
AVB LoHi Investor, LLC
AVB Manager II, LLC
AVB Market Common, LLC
AVB ME Investor, LLC
AVB Meadows, LLC
AVB Morningside Ground Tenant, LLC
AVB Morningside Park, LLC
AVB Morningside Tenant, LLC
AVB North Capitol Hill Solar, LLC
AVB NP II JV GP, LLC
AVB NP II JV Investor, LLC
AVB NY Investor, LLC
AVB NY Portfolio CM, LLC
AVB Old Tappan Investor, LLC
AVB Opera Warehouse GP, LLC
AVB Opera Warehouse TRS, LLC
AVB Opera Warehouse, L.P.
AVB Pleasant Hill Investor, LLC
AVB Portals Investor, LLC
AVB Prop Tech, LLC

AVB Residual Parallel II, LLC
AVB Reston Investor, LLC
AVB Santa Monica on Main GP LLC
AVB Santa Monica on Main LP
AVB Simi Valley GP LLC
AVB Simi Valley LP
AVB Southwest Berkeley GP LLC
AVB Southwest Berkeley LP
AVB Statesman, LLC
AVB Statesman Solar, LLC
AVB Studio City GP LLC
AVB Studio City III-A GP LLC
AVB Studio City III-A LP
AVB Studio City III-B GP LLC
AVB Studio City III-B LP
AVB Studio City III-C GP LLC
AVB Studio City III-C LP
AVB Studio City LP
AVB Trademark, LLC
AVB Tunlaw Gardens, LLC
AVB VA Construction, LLC
AVB Van Ness Solar, LLC
AVB Walnut Creek GP LLC
AVB Walnut Creek LP
AVB Walnut Creek Station GP LLC
AVB Walnut Creek Station LP
AVB West Chelsea, LLC
AVB Willow Glen GP LLC
AVB Willow Glen LP
AVBQ, LLC
Bay Countrybrook L.P.
Bay Pacific Northwest, L.P.
Bellevue Financing, LLC
Bloomingdale Urban Renewal, LLC
Boonton Urban Renewal, LLC
Bowery Place I Low-Income Operator, LLC
Bowery Place I Manager, LLC
BPR Sudbury Development LLC
Brighton Avalon, LLC
Cahill Park Solar, LLC
CG-N Affordable LLC
CG-N Affordable Manager LLC
CG-S Affordable LLC
CG-S Affordable Manager LLC
Clinton Green North, LLC
Clinton Green South, LLC

Clinton Green Theatre, LLC
CNH Solar Avalon, LLC
Courthouse Hill LLC
Crescent Financing, LLC
Crest Financing, L.P.
CVP II, LLC
Darien Financing, LLC
Dermot Clinton Green, LLC
Doral AVB Member, LLC
Dublin Station Solar, LLC
Dublin Station II Solar, LLC
Eaves Artesia, L.P.
Eaves Burlington, LLC
Eaves Burlington Solar, LLC
Eaves Creekside Solar, LLC
Eaves Dublin Solar, LLC
Eaves OT Pasadena Solar, LLC
Eaves Pleasanton Solar, LLC
Eaves Rancho Solar, LLC
Eaves San Jose Solar, LLC
Eaves Warner Center Solar, LLC
Eaves WC Solar, LLC
Eaves WV Solar, LLC
Edgewater Financing, LLC
Fairfax Towers Financing, L.P.
Foster City Solar, LLC
Garden City Apartments, LLC
Garden City SF, LLC
Garden City Townhomes, LLC
Hayes Valley, L.P.
Laurel Hill Private Sewer Treatment Facility, LLC
Legacy Holdings JV, LLC
Lexford Properties, L.P.
Maplewood Urban Renewal, LLC
Mark Pasadena Financing, L.P.
Marlborough Solar Avalon, LLC
Mission Bay North Financing, L.P.
Monrovia Solar, LLC
Montville Urban Renewal, LLC
Morrison Park Solar, LLC
Mountain View Middlefield Solar, LLC
MVP I, LLC
NC Commons Solar, LLC
Newburyport Avalon, LLC
Newcastle Construction Management, LLC
Newcastle For Sale, LLC

Newcastle Joint Venture, LLC
Newcastle Multifamily Rental, LLC
Newton HL Solar Avalon, LLC
North Andover Avalon, LLC
North Andover II Avalon, LLC
North Bergen Residential Urban Renewal, LLC
North Bergen Retail Urban Renewal, LLC
North Point II Apartments, LLC
North Point II JV, LP
North Point II REIT, LLC
Northtown Multifamily, L.P.
Northtown Multifamily GP, LLC
Norwalk Retail, LLC
NYTA MF Investors, LLC
OEC Holdings LLC
PHVP I GP, LLC
PHVP I, LP
Pleasant Hill Manager, LLC
Pleasant Hill Transit Village Associates LLC
Post Road Iron Works Development, LLC
Princeton SC Residential Urban Renewal, LLC
Princeton Thanet Road Urban Renewal, LLC
Quincy Avalon, LLC
Reservoir Community Partners, LLC
Ridgefield Park Urban Renewal, LLC
San Bruno III Financing, L.P.
Saugus Avalon, LLC
Saugus Avalon Retail, LLC
Saugus Avalon CP Retail, LLC
Shady Grove Road Financing, LLC
Sheepshead Bay Road Lender, LLC
Sheepshead Bay Road Manager, LLC
Sheepshead Bay Road Owner, LLC
Sheepshead Bay Road Partner, LLC
Sheepshead Bay Road PM, LLC
Silicon Valley Financing, LLC
Smith Property Holdings Consulate L.L.C.
Smith Property Holdings Five (D.C.) L.P.
Smith Property Holdings One (D.C.) L.P.
Smith Property Holdings Reston Landing L.L.C.
Sudbury Land Avalon, LLC
Towson Circle North, LLC
Union Urban Renewal, LLC
Wesmont Station Residential I Urban Renewal, LLC
Wesmont Station Residential II Urban Renewal, LLC
Wesmont Station Retail I Urban Renewal, LLC

Wesmont Station Retail II Urban Renewal, LLC
West LA Commons, LLC
Wharton Urban Renewal, LLC
Willow Glen Solar, LLC
WN Ridge I Solar, LLC
WN Ridge II Solar, LLC
Woburn Avalon, LLC
Woburn Solar, LLC
Woodland Hills Solar, LLC

District of Columbia

4100 Massachusetts Avenue Associates, L.P.

Maryland

Archstone
Archstone Inc.
Archstone Multifamily Series I Trust
Avalon 4100 Massachusetts Avenue, Inc.
Avalon Acton, Inc.
Avalon at Chestnut Hill, Inc.
Avalon at Great Meadow, Inc.
Avalon BFG, Inc.
Avalon Chase Glen, Inc.
Avalon Chase Grove, Inc.
Avalon Chino Hills Manager, Inc.
Avalon Collateral, Inc.
Avalon Commons, Inc.
Avalon DownREIT V, Inc.
Avalon Fairway Hills I Associates
Avalon Fairway II, Inc.
Avalon Glendora Manager, Inc.
Avalon Grosvenor LLC
Avalon Hayes Valley Manager, Inc.
Avalon Mission Oaks Manager, Inc.
Avalon Natick, Inc.
Avalon Oaks, Inc.
Avalon Oaks West, Inc.
Avalon Promenade, Inc.
Avalon Public Market GP, Inc.
Avalon Sharon, Inc.
Avalon Studio 77 GP, Inc.
Avalon Symphony Woods, Inc.
Avalon Twinbrook Station, Inc.
Avalon Upper Falls Limited Dividend Corporation

Avalon West Hollywood Manager, Inc.
AvalonBay Assembly Row, Inc.
AvalonBay Construction Services, Inc.
AvalonBay Grosvenor, Inc.
AvalonBay NYC Development, Inc.
AvalonBay Traville, LLC
AVB Development Transactions, Inc.
AVB NC QRS, Inc.
AVB Northborough, Inc.
AVB Realty Management Services, Inc.
AVB Service Provider, Inc.
Bay Asset Group, Inc.
Bay Development Partners, Inc.
Bay GP, Inc.
Brandywine Apartments of Maryland, LLC
California Multiple Financing, Inc.
California San Bruno III Financing, Inc.
CCC Service Provider, Inc.
Easton Avalon, Inc.
Georgia Avenue, Inc.
Hingham Shipyard Avalon II, Inc.
Juanita Construction, Inc.
Lexington Ridge-Avalon, Inc.
Milford Avalon, Inc.
Norwood Avalon, Inc.
Pomorum Holdings, Inc.
Smith Realty Company
Sudbury Avalon, Inc.

Massachusetts

855 Broadway Licensee, LLC
AvalonBay BFG Limited Partnership

New Jersey

Town Cove Jersey City Urban Renewal, Inc.

New York

Avalon Huntington Former S Corp

Virginia

Hillwood Square Mutual Association
Pomorum Renters Insurance Agency, LLC

FOREIGN ENTITIES:

Pomorum Insurance Company Ltd. (Bermuda)
Pomorum Renters Insurance Company, Ltd. (Bermuda)